                             THE VANTAGEPOINT FUNDS

       Supplement dated May 30, 2006 to the Prospectus dated May 1, 2006, as supplemented May 25, 2006

   This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

INVESTMENT SUBADVISERS OF THE VANTAGEPOINT GROWTH FUND

At a meeting held on May 19, 2006 ("May Meeting"), the Board of Directors of The Vantagepoint Funds (the "VP Funds") approved the termination of Fidelity Management & Research Company as a subadviser to the Vantagepoint Growth Fund (the "Fund"). Goldman Sachs Asset Management, LP, Peregrine Capital Management, Inc., Tukman Capital Management, Inc., Legg Mason Capital Management, Inc. and Westfield Capital Management Company, LLC continue to serve as subadvisers to the Fund. In a transition phase beginning on or about May 30, 2006, the Fund's assets will be transitioned and reallocated to and among the Fund's five remaining subadvisers.

Delete the information regarding Fidelity Management & Research Company from the Fund's "Investment Subadvisers" section on page 13 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

The Annual Fund Operating Expenses table shows the annual operating expenses you may pay if you buy and hold shares of the Fund, based upon the amounts incurred during the Fund's most recent fiscal year. These expenses, which are calculated as a percentage of average net assets, are deducted from Fund assets and are factored into any quoted share price or investment return. If you invest in the Fund through the Vantagepoint Elite program or an IRA account, other fees may apply.

The following information replaces the data related to the Fund in the Annual Fund Operating Expenses chart on page 61 of the Prospectus:

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                              TOTAL
                                         MANAGEMENT     SUBADVISER         OTHER           ANNUAL FUND
       ACTIVELY MANAGED FUNDS               FEE            FEES           EXPENSES          EXPENSES
GROWTH(2)                                  0.10%         0.37%(3)          0.41%              0.88%

(2) VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit.

(3)  These fees have been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be those presented in the example.

The following replaces the data related to the Fund in the Example on page 62 of the Prospectus:

                   ACTIVELY MANAGED FUNDS                       1 YR     3 YRS     5 YRS     10 YRS
GROWTH                                                          $90      $282      $490      $1,088

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in the Fund.

                         [End of Prospectus Supplement]

                           [Vantagepoint Funds Logo]
                                                            SUPP-011-200605-322A

                             THE VANTAGEPOINT FUNDS

 Supplement dated May 30, 2006 to the Statement of Additional Information dated
                   May 1, 2006, as supplemented May 25, 2006

     This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the
                      Statement of Additional Information.

INVESTMENT SUBADVISERS OF THE VANTAGEPOINT GROWTH FUND

At a meeting held on May 19, 2006 ("May Meeting"), the Board of Directors of The Vantagepoint Funds (the "VP Funds") approved the termination of Fidelity Management & Research Company as a subadviser to the Vantagepoint Growth Fund (the "Fund"). Goldman Sachs Asset Management, LP, Peregrine Capital Management, Inc., Tukman Capital Management, Inc., Legg Mason Capital Management, Inc. and Westfield Capital Management Company, LLC continue to serve as subadvisers to the Fund. In a transition phase beginning on or about May 30, 2006, the Fund's assets will be transitioned and reallocated to and among the Fund's five remaining subadvisers.

SUBADVISERS

Delete the information regarding Fidelity Management & Research Company from the "Subadvisers" section on page 27 of the Statement of Additional Information.

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS

Delete the information regarding Fidelity Management & Research Company from the "Additional Information Pertaining to Portfolio Managers of the Funds" section on pages 36 and 37 of the Statement of Additional Information.


            [End of Statement of Additional Information Supplement]